SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                       -----------------------------------

       Date of Report (Date of earliest event reported) September 30, 2003

                         JUNIATA VALLEY FINANCIAL CORP.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Pennsylvania                       00013232           23-2235254
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   (State or other jurisdiction of         (Commission       (I.R.S. Employer
    incorporation or organization)         File Number)     Identification No.)

   Bridge and Main Streets, P.O. Box 66, Mifflintown, Pennsylvania     17059
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             (Address of principal executive offices)                (Zip Code)

                              FRANCIS J. EVANITSKY
                               PRESIDENT & C.E.O.
                         JUNIATA VALLEY FINANCIAL CORP.
                              Bridge & Main Streets
                              Mifflintown, PA 17059
                              ---------------------
                         (Address of executive offices)

                                   Copies to:
                             JAMES A. ULSH, ESQUIRE
                             METTE, EVANS & WOODSIDE
                        3401 N. Front St., P.O. Box 5950
                            Harrisburg, PA 17110-0950
                          Telephone No. (717) 232-5000

                                 (717) 436-8211
                                 --------------
           (Telephone No., including area code, of agent for service)



Item 5.  Other Events

     On October 29, 2003 Juniata Valley Financial Corp. issued a press release reporting the third quarter earnings. The aforementioned is attached as an exhibit to this current report on Form 8-K.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Juniata Valley Financial Corp.
                                       ------------------------------
                                                (Registrant)



Date:  October 29, 2003
                                       ----------------------------------------
                                       Francis J. Evanitsky, President & C.E.O.


EXHIBIT INDEX

Exhibit No.                    Description
-----------                    -----------
    99                         Press Release of Juniata Valley Financial Corp.
                               dated October 29, 2003.